This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: September 9, 2005

DSLA Mortgage Pass-Through Certificates

Series 2005-AR6

$316,208,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/DBRS
1A-1A(3)	$252,966,000	4.14 / 4.28	1-159 / 1-264	Floater	Senior	AAA/Aaa/AAA
1A-1B(3)	$63,242,000	4.14 / 4.28	1-159 / 1-264	Floater	Senior Mezz	AAA/Aaa/AAA
2A-1A (3)	$318,655,000	Not Marketed Hereby		Floater	Senior	AAA/Aaa/AAA
2A-1B(3)	$132,773,000			Floater	Senior	AAA/Aaa/AAA
2A-1C(3)	$79,664,000			Floater	Senior	AAA/Aaa/AAA
M-1(4)	$27,750,000			Floater	Subordinate	AA/Aa2/AA
M-2(4)	$21,275,000			Floater	Subordinate	A/A2/A
M-3 (4)	$12,025,000			Floater	Subordinate	BBB/Baa2/BBB
M-4 (4)	$2,312,000			Floater	Subordinate	BBB-/Baa3/BBB(low)
M-5 (4,5)	$2,775,000			Floater	Subordinate	BB+/Ba1/BB(high)
M-6 (4,5)	$4,625,000			Floater	Subordinate	BB/Ba2/BB

Total	$918,062,000

(1)

Distributions on the Class 1A-1A and 1A-1B Certificates will be derived from the Group 1 Mortgage Loans and distributions on the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates will be derived from the Group 2 Mortgage Loans (as described herein).  Distributions on the Subordinate Certificates will be derived from all the Mortgage Loans (as described herein).   Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class M-1, Class M-2 and Class M-3 Certificates are shown to the Clean-Up Call Date (as described herein).

(3)

The Senior Certificates will have a Certificate Interest Rate equal to the lesser of (i) One-Month LIBOR plus a related margin (which  margin doubles after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.000%.

(4)

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will have a Certificate Interest Rate equal to the lesser of (i) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.000%.

(5)

The Class M-5 and Class M-6 Certificates will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to “Qualified Institutional Buyers”.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Sole Underwriter:

Greenwich Capital Markets, Inc.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P, Moody’s and DBRS will rate the Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Insurer:

Financial Security Assurance.

Cut-off Date:

September 1, 2005.

Pricing Date:

On or about September [9], 2005.

Closing Date:

On or about September 30, 2005.

Distribution Date:

The 19th day of each month (or if not a business day, the next succeeding business day), commencing in October 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.  The Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are collectively referred to herein as the “Offered Certificates”.  The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates.”

The Trust will also issue the Class C, Class P, Class R and Class R-X Certificates, none of which will be publicly offered.

Accrued Interest:

The Certificates will settle flat.

Accrual Period:

The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:

The Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Certificates will represent ownership of REMIC regular interests along with rights under interest rate cap agreements held outside the REMIC for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and the Class M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

20% CPR

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $722,054,551 (the “Statistical Mortgage Loans”). The Mortgage Loans consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The Statistical Mortgage Loans will be divided into two groups, the “Group 1 Statistical Mortgage Loans” and the “Group 2 Statistical Mortgage Loans”.

On the Closing Date the aggregate principal balance of the mortgage loans is expected to be $925,000,000 (the “Mortgage Loans”).  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $345,205,170.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $579,794,830.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date none of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage 110% of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” with respect to the Certificates, the weighted average of the net mortgage rates for the Mortgage Loans, adjusted for the related accrual period.

Net WAC Cap

Carryover Amount:

For any Distribution Date the “Net WAC Cap Carryover Amount” for any class of Certificates is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the related Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest accrued on such Class based on the Net WAC Cap and (ii) the unpaid portion of any Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate.  Any Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates.

Credit Enhancement:

Consists of the following:

1)  Excess Cashflow;

2)  Overcollateralization Amount; and

3)  Subordination.

4)  Bond Insurance Policy on the Class 1A-1B Certificates.

The Insurance Policy:

The Policy issued by the Insurer will guarantee the timely payment of interest and ultimate payment of principal on the Class 1A-1B Certificates.

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priority 1) under “Priority of Distributions.”

Overcollateralization

Amount:

The “Overcollateralization Amount” is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Certificates.  On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Required

Overcollateralization

Amount:

On any Distribution Date, the “Required Overcollateralization Amount” is equal to:

(i)

prior to the Stepdown Date, 0.75% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and

(ii)

on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:

(a)

1.875% of the current principal balance of the Mortgage Loans prior to the distribution date in October 2011 and 1.500% of the current principal balance of the Mortgage Loans on or after the distribution date in October 2011;

(b)

0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “OC Floor”), and

(i)

during the occurrence and continuation of a Trigger Event, the Required Overcollateralization Target as of the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)    the Payment Date on which the principal balance of the Senior

        Notes has been reduced to zero and

(ii)   the later to occur of

a.

the Distribution Date occurring in October 2008; and

b.

the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to (i) prior to the Distribution Date in October 2011 21.000% and (ii) on or after the Distribution Date in October 2011 16.800%.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds (a) prior to October 2011 [28.50]% of the current Credit Enhancement Percentage of the Senior Certificates and (b) on or after October 2011 [35.70]% of the current Credit Enhancement Percentage of the Senior Certificates or (ii) cumulative realized losses for the related Distribution Date as a percentage of the principal balance of the Mortgage Loans as of the Cut-off Date are greater than:

Distribution Date	Percentage
October 2007 – September 2008	[ 0.25]% for the first month plus an additional 1/12th of [0.30]% for each month thereafter
October 2008 – September 2009	[0.55]% for the first month plus an additional 1/12th of [0.40]% for each month thereafter
October 2009 – September 2010	[0.95]% for the first month plus an additional 1/12th of [0.45]% for each month thereafter
October 2010 – September 2011	[1.40]% for the first month plus an additional 1/12th of [0.50]% for each month thereafter
October 2011 – September 2012	[1.90]% for the first month plus an additional 1/12th of [0.10]% for each month thereafter
October 2011 and thereafter	[2.00]%

Credit Enhancement

Percentage:

The “Credit Enhancement Percentage” for a Distribution Date and any Certificate is equal to (i) the sum of (a) the aggregate principal balance of the Certificates subordinate to such Certificate and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

	Initial Credit Enhancement Percentage	Target Credit Enhancement Percentage before Oct. 2011 Stepdown Date	Target Credit Enhancement Percentage on or after Oct. 2011 Stepdown Date
Senior	8.400%	21.000%	16.800%
M-1	5.400%	13.500%	10.800%
M-2	3.100%	7.750%	6.200%
M-3	1.800%	4.500%	3.600%
M-4	1.550%	3.875%	3.100%
M-5	1.250%	3.125%	2.500%
M-6	0.750%	1.875%	1.500%

Allocation of

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Any realized losses on the Mortgage Loans will be allocated as follows: first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-6 Certificates, second, to the Class M-5 Certificates, third, to the Class M-4 Certificates, fourth, to the Class M-3 Certificates, fifth, to the Class M-2 Certificates, sixth, to the Class M-1 Certificates, and seventh, in the case of any remaining Realized Losses on the Group 1 Mortgage Loans, the realized losses will be allocated first to the Class 1A-1B, and in the case of any remaining Realized Losses on the Group 2 Mortgage Loans, the realized losses will be allocated sequentially to the Class 2A-1C, Class 2A-1B and Class 2A-1A, in that order, until the related class principal balance has been reduced to zero.

Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1)

Interest funds, as follows: first, to pay servicing fees and trustee fees, second, monthly interest plus any previously unpaid interest to the Senior Certificates, third, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fourth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, fifth, monthly interest plus and previously unpaid interest to the Class M-3 Certificates, sixth monthly interest plus and previously unpaid interest to the Class M-4 Certificates, seventh, monthly interest plus and previously unpaid interest to the Class M-5 Certificates, and eighth, monthly interest plus and previously unpaid interest to the Class M-6 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2), 3), and 4) below.

2)

Principal funds (including any amounts required to be withdrawn from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount), as follows: monthly principal to the Senior Certificates, generally from the related loan group, as described under “Principal Paydown,” then monthly principal to the Class M-1 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” and then monthly principal to the Class M-6 Certificates as described under “Principal Paydown.”

3)

To the extent available, any remaining Excess Cashflow to pay any remaining Net WAC Cap Carryover Amount, first, to the Senior Certificates, pro rata, then to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, and then to the Class M-6 Certificates, only to the extent the Net WAC Cap Carryover Amount remains unpaid.

4)

Any remaining Excess Cashflow to the holders of the non-offered certificates as described in the prospectus supplement.

Principal Paydown:

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid, to the Senior Certificates provided, however if the Senior Certificates have been retired, principal will be applied first to the Class M-1 Certificates, second to the Class M-2 Certificates, third to the Class M-3 Certificates, fourth to the Class M-4 Certificates, fifth to the Class M-5 Certificates, and sixth to the Class M-6 Certificates.

Prior to the Stepdown Date in October 2011 and if a Trigger Event is not in effect, the Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first, to the Senior Certificates, such that the Senior Certificates will have at least 21.000% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 13.500% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 7.750% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 4.500% credit enhancement fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 3.875%, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 3.125%, and seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 1.875%.

On or after the Stepdown Date in October 2011 and if a Trigger Event is not in effect, the Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first, to the Senior Certificates, such that the Senior Certificates will have at least 16.80% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 10.80% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 6.20% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 3.60% credit enhancement fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 3.10%, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 2.50%, and seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 1.50%.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Sensitivity Tables

Class 1A-1A To Call
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.24	5.63	4.14	2.58	1.76
MDUR (yr)	6.31	4.61	3.54	2.31	1.62
First Prin Pay	1	1	1	1	1
Last Prin Pay	287	209	159	102	72

Class 1A-1A To Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.40	5.79	4.28	2.68	1.83
MDUR (yr)	6.37	4.68	3.61	2.38	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	409	329	264	175	125

Class 1A-1B To Call
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.24	5.63	4.14	2.58	1.76
MDUR (yr)	6.31	4.61	3.54	2.31	1.62
First Prin Pay	1	1	1	1	1
Last Prin Pay	287	209	159	102	72

Class 1A-1B To Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.40	5.79	4.28	2.68	1.83
MDUR (yr)	6.37	4.68	3.61	2.38	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	409	329	264	175	125

Effective Net WAC Cap Schedule

	Effective Net WAC		Effective Net WAC
Period	Cap Schedule (1) (%)	Period	Cap Schedule (1) (%)
1	NA	38	11.00
2	11.00	39	11.00
3	11.00	40	11.00
4	11.00	41	11.00
5	11.00	42	11.00
6	11.00	43	11.00
7	11.00	44	11.00
8	11.00	45	11.00
9	11.00	46	11.00
10	11.00	47	11.00
11	11.00	48	11.00
12	11.00	49	11.00
13	11.00	50	11.00
14	11.00	51	11.00
15	11.00	52	11.00
16	11.00	53	11.00
17	11.00	54	11.00
18	11.00	55	11.00
19	11.00	56	11.00
20	11.00	57	11.00
21	11.00	58	11.00
22	11.00	59	11.00
23	11.00	60	11.00
24	11.00	61	11.00
25	11.00	62	11.00
26	11.00	63	11.00
27	11.00	64	11.00
28	11.00	65	11.00
29	11.00	66	11.00
30	11.00	67	11.00
31	11.00	68	11.00
32	11.00	69	11.00
33	11.00	70	11.00
34	11.00	71	11.00
35	11.00	72	11.00
36	11.00	73	11.00
37	11.00	74	11.00

(1) The Effective Net WAC Cap Schedule is calculated assuming that the current rate for all indices is 20.00% after the first Distribution Date and is run at the pricing speed of 20% CPR to the Clean-up Call Date (30/360 basis).  Includes proceeds from the Yield Maintenance Agreement.

Excess Spread

Period	FWD 1 Month LIBOR (%)	MTA (%)	Excess Spread Under STATIC LIBOR (%)(1,2,3)	Excess Spread Under FORWARD LIBOR (%) (1,2)	Period	FWD 1 Month LIBOR (%)	MTA (%)	Excess Spread Under STATIC LIBOR (%)(1,2,3)	Excess Spread Under FORWARD LIBOR (%) (1,2)
1	3.70000	2.86500	1.98	1.98	38	4.23474	3.85667	1.40	1.85
2	3.82997	3.15007	1.42	1.57	39	4.22980	3.86195	1.54	2.01
3	3.98156	3.27505	1.56	1.69	40	4.22625	3.86744	1.40	1.87
4	4.03067	3.37973	1.42	1.60	41	4.22433	3.87309	1.40	1.87
5	4.10018	3.47141	1.42	1.62	42	4.22427	3.87883	1.81	2.34
6	4.11764	3.54744	1.83	2.12	43	4.22631	3.88463	1.40	1.88
7	4.11897	3.60891	1.42	1.74	44	4.23066	3.89046	1.53	2.03
8	4.14483	3.64769	1.56	1.90	45	4.23757	3.89631	1.40	1.88
9	4.15976	3.68521	1.42	1.77	46	4.24726	3.90217	1.53	2.03
10	4.16201	3.72264	1.56	1.95	47	4.25997	3.90809	1.39	1.86
11	4.14986	3.75861	1.42	1.85	48	4.27592	3.91411	1.39	1.85
12	4.12157	3.77249	1.42	1.90	49	4.28985	3.92031	1.53	2.00
13	4.09106	3.76843	1.55	2.07	50	4.29937	3.92680	1.39	1.84
14	4.06886	3.78022	1.42	1.96	51	4.30871	3.93366	1.52	1.99
15	4.04611	3.78933	1.55	2.13	52	4.31785	3.94093	1.39	1.83
16	4.02428	3.79663	1.42	2.02	53	4.32677	3.94862	1.39	1.83
17	4.00483	3.80299	1.42	2.04	54	4.33543	3.95674	1.79	2.30
18	3.98922	3.80924	1.82	2.50	55	4.34380	3.96532	1.38	1.83
19	3.97890	3.81583	1.42	2.08	56	4.35187	3.97435	1.52	1.98
20	3.97535	3.82243	1.55	2.24	57	4.35959	3.98383	1.38	1.83
21	3.98001	3.82837	1.42	2.09	58	4.36694	3.99374	1.52	1.99
22	3.99436	3.83328	1.55	2.23	59	4.37390	4.00407	1.38	1.83
23	4.01985	3.83684	1.41	2.06	60	4.38043	4.01478	1.38	1.84
24	4.05795	3.83891	1.41	2.02	61	4.38712	4.02583	1.52	2.00
25	4.09880	3.83958	1.55	2.13	62	4.39440	4.03718	1.38	1.85
26	4.13252	3.83929	1.41	1.94	63	4.40186	4.04876	1.52	2.01
27	4.16456	3.83855	1.55	2.06	64	4.40953	4.06047	1.38	1.85
28	4.19418	3.83762	1.41	1.88	65	4.41742	4.07224	1.38	1.86
29	4.22064	3.83675	1.41	1.85	66	4.42552	4.08398	1.79	2.34
30	4.24321	3.83617	1.68	2.13	67	4.43387	4.09562	1.38	1.87
31	4.26114	3.83608	1.41	1.81	68	4.44246	4.10706	1.52	2.03
32	4.27369	3.83665	1.54	1.95	69	4.45131	4.11825	1.38	1.87
33	4.28013	3.83801	1.41	1.79	70	4.46044	4.12910	1.52	2.03
34	4.27971	3.84021	1.54	1.94	71	4.46984	4.13955	1.38	1.87
35	4.27171	3.84327	1.41	1.80	72	4.47954	4.14953	1.38	1.87
36	4.25537	3.84714	1.41	1.82	73	4.49038	4.15898	1.52	2.03
37	4.24085	3.85167	1.54	1.99	74	4.50181	4.16784	1.40	1.89

(1)

Assumes the Pricing Prepayment Speed to the Optional Termination.

(2)

Calculated as (a) interest collections on the collateral (net of the trust administrations, master servicing, servicing fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period.

(3)

Assumes 1mLIBOR stays at 3.70% and MTA stays at  2.865%.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Collateral – Statistical Mortgage Loans

As of the Statistical Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$722,054,551	$48,000	$1,852,500
Average Scheduled Principal Balance	$368,960
Number of Mortgage Loans	1,957

Weighted Average Gross Coupon	5.270%	1.000%	6.915%
Weighted Average FICO Score	709	620	824
Weighted Average Original LTV	73.79%	7.43%	97.10%

Weighted Average Original Term	428 months	360 months	480 months
Weighted Average Stated Remaining Term	427 months	356 months	480 months
Weighted Average Seasoning	1 month	0 months	5 months

Weighted Average Gross Margin	3.132%	2.050%	4.050%
Weighted Average Minimum Interest Rate	3.132%	2.050%	4.050%
Weighted Average Maximum Interest Rate	11.018%	10.950%	11.500%
Weighted Average Initial Rate Cap	N/A	N/A	N/A
Weighted Average Subsequent Rate Cap	N/A	N/A	N/A
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		May 1, 2035	Sep. 1, 2045
Maximum Zip Code Concentration	0.97%	95123

ARM	100.00%

Negam MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: N/A months	9.06%
Prepay Penalty: 12 months	18.98%
Prepay Penalty: 24 months	0.45%
Prepay Penalty: 36 months	71.51%

First Lien	100.00%

Alternative Documentation	3.99%
Express Documentation	8.66%
Full Documentation	3.20%
Lite Documentation	84.14%

Cash Out Refinance	63.52%
Purchase	21.61%
Rate/Term Refinance	14.87%

Condominium	7.50%
PUD	17.21%
Single Family	75.29%

Investor	3.43%
Primary	96.38%
Second Home	0.19%

Top 5 States:
California	89.74%
Arizona	5.53%
Nevada	1.14%
Illinois	0.80%
New York	0.62%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	$48,000.00	0.01%	6.565%	359	60.00%	729
50,000.01 - 100,000.00	22	1,896,159.63	0.26	5.112	405	59.58	703
100,000.01 - 150,000.00	82	10,723,433.31	1.49	5.406	404	64.75	699
150,000.01 - 200,000.00	182	32,727,021.20	4.53	5.647	420	66.86	698
200,000.01 - 250,000.00	216	49,501,036.36	6.86	5.421	408	67.65	704
250,000.01 - 300,000.00	242	67,352,422.28	9.33	5.609	418	71.57	706
300,000.01 - 350,000.00	268	87,300,257.05	12.09	5.403	422	73.25	708
350,000.01 - 400,000.00	228	85,801,576.37	11.88	5.372	428	74.72	711
400,000.01 - 450,000.00	190	80,904,250.41	11.20	5.507	431	76.61	704
450,000.01 - 500,000.00	168	80,301,722.09	11.12	5.357	435	76.77	706
500,000.01 - 550,000.00	121	63,841,017.59	8.84	5.162	434	76.54	710
550,000.01 - 600,000.00	75	43,342,686.53	6.00	5.150	436	78.47	725
600,000.01 - 650,000.00	78	49,023,461.06	6.79	4.997	439	77.76	708
650,000.01 - 700,000.00	26	17,769,160.00	2.46	4.019	438	73.52	722
700,000.01 - 750,000.00	23	16,889,785.78	2.34	4.256	401	71.35	720
750,000.01 - 800,000.00	9	7,051,171.54	0.98	4.522	399	70.82	707
800,000.01 - 850,000.00	3	2,450,000.00	0.34	4.552	440	70.00	718
850,000.01 - 900,000.00	5	4,389,500.00	0.61	4.835	431	65.91	712
900,000.01 - 950,000.00	3	2,795,000.00	0.39	4.222	440	70.96	720
950,000.01 - 1,000,000.00	4	3,950,000.00	0.55	4.790	449	68.75	681
1,000,000.01+	11	13,996,889.97	1.94	4.438	448	64.66	731
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	245	$99,112,859.00	13.73%	1.086%	422	73.83%	713
1.500 - 1.999	6	2,788,763.51	0.39	1.604	480	64.38	732
2.000 - 2.499	26	9,962,609.00	1.38	2.138	453	91.46	736
4.500 - 4.999	4	1,674,000.00	0.23	4.973	382	71.78	752
5.000 - 5.499	205	88,675,579.51	12.28	5.333	424	73.25	739
5.500 - 5.999	340	128,455,288.50	17.79	5.715	416	73.26	712
6.000 - 6.499	1,022	361,416,851.23	50.05	6.252	431	73.99	702
6.500 - 6.999	109	29,968,600.42	4.15	6.579	453	70.24	662
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-624	21	$6,584,253.93	0.91%	5.933%	413	74.06%	622
625-649	203	65,114,253.75	9.02	5.757	423	72.71	639
650-674	333	117,890,847.93	16.33	5.539	423	74.20	662
675-699	389	145,631,696.21	20.17	5.314	429	75.44	687
700-724	315	118,480,192.85	16.41	5.317	430	73.59	712
725-749	269	105,880,096.54	14.66	4.886	427	73.67	736
750-774	238	93,140,401.43	12.90	5.040	435	72.95	761
775-799	141	53,101,839.48	7.35	5.016	420	73.24	787
800-824	48	16,230,969.05	2.25	5.013	422	69.12	805
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Negam Limit (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	125	$30,526,922.00	4.23%	5.365%	425	41.01%	728
50.00- 54.99	57	16,498,390.43	2.28	5.049	406	52.13	727
55.00- 59.99	85	27,165,727.58	3.76	5.533	409	57.52	729
60.00- 64.99	126	41,333,060.52	5.72	5.544	421	62.67	708
65.00- 69.99	149	57,992,094.55	8.03	5.182	428	67.51	709
70.00- 74.99	257	98,307,917.50	13.62	5.426	418	72.33	699
75.00- 79.99	425	162,451,618.17	22.50	5.378	424	76.95	698
80.00	605	240,955,485.59	33.37	5.109	433	80.00	711
80.01- 84.99	12	3,679,641.25	0.51	5.729	423	83.88	702
85.00- 89.99	48	18,569,647.84	2.57	5.286	458	88.47	713
90.00- 94.99	40	14,477,654.45	2.01	5.186	446	90.00	727
95.00- 99.99	28	10,096,391.29	1.40	4.548	437	95.07	758
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	902	$311,899,883.07	43.20%	5.167%	359	72.56%	707
420	1	198,750.00	0.03	6.665	419	75.00	629
480	1,054	409,955,918.10	56.78	5.348	479	74.73	710
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	902	$311,899,883.07	43.20%	5.167%	359	72.56%	707
361+	1,055	410,154,668.10	56.80	5.349	479	74.73	710
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	365	$120,811,229.08	16.73%	5.508%	434	71.42%	714
20.01 -25.00	731	278,282,222.92	38.54	5.243	433	73.43	708
25.01 -30.00	658	254,233,901.04	35.21	5.208	419	75.17	706
30.01 -35.00	166	58,914,139.56	8.16	5.148	421	74.98	714
35.01 -40.00	30	8,244,667.64	1.14	5.317	427	71.22	706
40.01 -45.00	6	1,384,665.93	0.19	6.175	389	64.00	696
55.01+	1	183,725.00	0.03	6.415	359	74.99	646
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	153	$65,425,240.97	9.06%	4.322%	427	74.48%	719
12	325	137,025,185.60	18.98	4.713	426	73.57	718
24	7	3,235,349.50	0.45	4.974	444	73.79	708
36	1,472	516,368,775.10	71.51	5.540	427	73.76	705
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	1,918	$704,006,636.22	97.50%	5.295%	426	73.73%	708
Silent Second	39	18,047,914.95	2.50	4.293	454	76.24	737
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	90	$28,833,687.00	3.99%	5.214%	414	74.58%	696
Express Documentation	217	62,529,120.56	8.66	5.580	420	65.97	726
Full Documentation	65	23,137,928.32	3.20	5.118	424	72.67	707
Lite Documentation	1,585	607,553,815.29	84.14	5.247	429	74.60	708
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,284	$458,671,317.99	63.52%	5.391%	423	71.50%	704
Purchase	364	156,044,104.33	21.61	4.847	439	79.94	730
Rate/Term Refinance	309	107,339,128.85	14.87	5.370	429	74.66	697
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	173	$54,147,359.13	7.50%	5.173%	424	76.03%	715
PUD	310	124,243,643.70	17.21	4.966	438	74.61	717
Single Family	1,474	543,663,548.34	75.29	5.349	425	73.38	706
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	116	$24,735,462.21	3.43%	5.959%	419	61.15%	699
Primary	1,835	695,933,323.04	96.38	5.246	427	74.24	709
Second Home	6	1,385,765.92	0.19	5.045	430	76.13	761
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	153	$39,900,454.34	5.53%	5.272%	425	75.86%	706
California	1,678	647,969,402.50	89.74	5.269	428	73.59	709
Colorado	4	632,500.00	0.09	5.648	385	76.05	723
Connecticut	3	1,160,800.00	0.16	3.186	480	62.14	734
Illinois	22	5,797,710.83	0.80	5.558	409	76.51	698
Massachusetts	9	3,317,000.00	0.46	5.842	374	76.85	714
Minnesota	4	1,095,161.17	0.15	6.399	358	73.58	649
Missouri	2	199,000.00	0.03	5.773	359	74.16	698
Nevada	31	8,195,667.60	1.14	5.472	438	76.05	713
New Jersey	11	3,885,120.64	0.54	5.365	409	79.73	724
New York	14	4,502,042.08	0.62	4.723	389	71.82	705
Oregon	5	959,023.39	0.13	6.188	434	79.63	704
Rhode Island	3	548,168.00	0.08	6.369	359	66.93	705
Virginia	7	1,807,422.76	0.25	2.996	416	69.83	708
Washington	11	2,085,077.86	0.29	5.726	392	77.20	692
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	131	$59,025,606.55	8.17%	4.141%	415	75.55%	754
2.500 - 2.999	397	167,851,603.50	23.25	4.792	426	73.33	712
3.000 - 3.499	988	348,555,288.68	48.27	5.404	420	73.54	715
3.500 - 3.999	439	146,026,052.44	20.22	5.950	451	74.25	673
4.000 - 4.499	2	596,000.00	0.08	6.899	479	64.32	639
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	131	$59,025,606.55	8.17%	4.141%	415	75.55%	754
2.500 - 2.999	397	167,851,603.50	23.25	4.792	426	73.33	712
3.000 - 3.499	988	348,555,288.68	48.27	5.404	420	73.54	715
3.500 - 3.999	439	146,026,052.44	20.22	5.950	451	74.25	673
4.000 - 4.499	2	596,000.00	0.08	6.899	479	64.32	639
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	907	$327,563,774.63	45.37%	4.849%	369	73.55%	709
11.000 -11.499	998	382,427,099.77	52.96	5.608	475	74.38	709
11.500 -11.999	52	12,063,676.77	1.67	6.004	479	61.90	705
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/01/05	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709
Total	1,957	$722,054,551.17	100.00%	5.270%	427	73.79%	709

Group I Collateral – Statistical Mortgage Loans

As of the Statistical Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$272,519,883	$48,000	$467,000
Average Scheduled Principal Balance	$253,979
Number of Mortgage Loans	1,073

Weighted Average Gross Coupon	5.512%	1.000%	6.865%
Weighted Average FICO Score	705	620	824
Weighted Average Original LTV	70.70%	7.43%	97.10%

Weighted Average Original Term	418 months	360 months	480 months
Weighted Average Stated Remaining Term	417 months	356 months	480 months
Weighted Average Seasoning	1 month	0 months	4 months

Weighted Average Gross Margin	3.230%	2.050%	4.000%
Weighted Average Minimum Interest Rate	3.230%	2.050%	4.000%
Weighted Average Maximum Interest Rate	11.034%	10.950%	11.500%
Weighted Average Initial Rate Cap	N/A	N/A	N/A
Weighted Average Subsequent Rate Cap	N/A	N/A	N/A
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		May 1, 2035	Sep. 1, 2045
Maximum Zip Code Concentration	1.03%	94565

ARM	100.00%

Negam MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: N/A months	6.32%
Prepay Penalty: 12 months	13.58%
Prepay Penalty: 24 months	0.16%
Prepay Penalty: 36 months	79.95%

First Lien	100.00%

Alternative Documentation	5.93%
Express Documentation	13.83%
Full Documentation	3.07%
Lite Documentation	77.17%

Cash Out Refinance	70.99%
Purchase	13.05%
Rate/Term Refinance	15.96%

Condominium	10.84%
PUD	14.18%
Single Family	74.98%

Investor	8.49%
Primary	91.13%
Second Home	0.37%

Top 5 States:
California	82.29%
Arizona	9.68%
Nevada	2.31%
Illinois	1.60%
Massachusetts	0.87%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	$48,000.00	0.02%	6.565%	359	60.00%	729
50,000.01 - 100,000.00	22	1,896,159.63	0.70	5.112	405	59.58	703
100,000.01 - 150,000.00	82	10,723,433.31	3.93	5.406	404	64.75	699
150,000.01 - 200,000.00	181	32,543,296.20	11.94	5.643	420	66.81	698
200,000.01 - 250,000.00	216	49,501,036.36	18.16	5.421	408	67.65	704
250,000.01 - 300,000.00	242	67,352,422.28	24.71	5.609	418	71.57	706
300,000.01 - 350,000.00	268	87,300,257.05	32.03	5.403	422	73.25	708
350,000.01 - 400,000.00	43	15,460,477.13	5.67	5.716	415	75.06	701
400,000.01 - 450,000.00	14	5,862,384.85	2.15	6.143	419	72.81	692
450,000.01 - 500,000.00	4	1,832,415.71	0.67	4.588	389	71.48	702
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	115	$28,883,968.00	10.60%	1.084%	418	69.27%	708
1.500 - 1.999	5	936,263.51	0.34	1.613	480	63.16	691
2.000 - 2.499	11	2,989,139.00	1.10	2.144	456	92.17	717
4.500 - 4.999	2	465,000.00	0.17	4.931	442	41.63	684
5.000 - 5.499	80	21,034,396.64	7.72	5.340	405	69.01	739
5.500 - 5.999	180	45,129,904.00	16.56	5.746	396	69.73	708
6.000 - 6.499	593	153,873,844.94	56.46	6.254	420	71.54	703
6.500 - 6.999	87	19,207,366.43	7.05	6.601	438	67.92	666
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-624	13	$2,821,073.88	1.04%	5.388%	407	71.32%	623
625-649	136	33,911,561.01	12.44	5.759	405	71.09	639
650-674	192	47,921,296.67	17.58	5.694	415	71.79	662
675-699	210	52,950,582.58	19.43	5.456	424	73.32	686
700-724	168	42,765,512.85	15.69	5.761	418	70.39	711
725-749	130	33,893,752.24	12.44	5.202	424	71.23	736
750-774	123	32,842,899.54	12.05	5.245	419	67.91	762
775-799	73	18,529,635.43	6.80	5.253	405	66.35	786
800-824	28	6,883,568.32	2.53	5.481	414	64.97	806
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Negam Limit (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
00.00- 49.99	110	$23,459,938.34	8.61%	5.294%	424	40.58%	730
50.00- 54.99	44	9,908,670.07	3.64	5.024	392	52.28	718
55.00- 59.99	66	16,212,491.36	5.95	5.601	405	57.26	714
60.00- 64.99	87	21,196,307.19	7.78	5.587	417	62.54	702
65.00- 69.99	91	22,325,925.50	8.19	5.497	412	67.66	712
70.00- 74.99	145	38,413,157.65	14.10	5.987	418	72.18	694
75.00- 79.99	211	54,956,597.44	20.17	5.628	408	76.47	689
80.00	254	68,809,989.90	25.25	5.313	425	80.00	707
80.01- 84.99	8	2,065,641.25	0.76	6.148	379	83.99	717
85.00- 89.99	22	5,414,830.62	1.99	5.570	446	88.36	696
90.00- 94.99	21	5,607,775.17	2.06	5.244	435	90.00	703
95.00- 99.99	14	4,148,558.03	1.52	4.626	427	95.17	750
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	565	$141,059,015.38	51.76%	5.492%	359	69.98%	704
420	1	198,750.00	0.07	6.665	419	75.00	629
480	507	131,262,117.14	48.17	5.533	479	71.46	706
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	565	$141,059,015.38	51.76%	5.492%	359	69.98%	704
361+	508	131,460,867.14	48.24	5.535	479	71.47	706
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	244	$59,405,656.99	21.80%	5.556%	428	68.57%	711
20.01 -25.00	362	94,451,811.74	34.66	5.526	419	70.57	702
25.01 -30.00	338	88,376,780.45	32.43	5.491	410	72.48	704
30.01 -35.00	99	23,531,299.77	8.63	5.260	409	70.82	704
35.01 -40.00	24	5,369,667.64	1.97	6.074	411	68.41	697
40.01 -45.00	6	1,384,665.93	0.51	6.175	389	64.00	696
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	67	$17,214,401.61	6.32%	4.702%	403	69.90%	698
12	140	36,996,280.85	13.58	5.112	414	69.48	715
24	2	430,195.82	0.16	6.036	431	76.97	654
36	864	217,879,004.24	79.95	5.643	418	70.95	703
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	1,066	$270,875,592.77	99.40%	5.510%	417	70.68%	704
Silent Second	7	1,644,289.75	0.60	5.965	430	72.98	713
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	64	$16,170,699.62	5.93%	5.138%	418	73.56%	702
Express Documentation	162	37,693,152.13	13.83	5.491	418	63.45	726
Full Documentation	36	8,360,830.97	3.07	5.357	408	69.60	703
Lite Documentation	811	210,295,199.80	77.17	5.551	417	71.82	701
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	754	$193,461,955.30	70.99%	5.530%	414	68.78%	703
Purchase	136	35,550,884.92	13.05	5.174	432	78.55	723
Rate/Term Refinance	183	43,507,042.30	15.96	5.711	418	72.80	696
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	121	$29,553,000.11	10.84%	5.398%	424	73.22%	715
PUD	154	38,637,939.31	14.18	5.474	427	73.82	706
Single Family	798	204,328,943.10	74.98	5.536	414	69.74	703
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	112	$23,150,462.21	8.49%	5.948%	419	60.85%	699
Primary	956	248,353,654.39	91.13	5.474	417	71.58	705
Second Home	5	1,015,765.92	0.37	4.855	413	78.18	746
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	127	$26,370,994.40	9.68%	5.292%	423	75.84%	702
California	845	224,248,266.58	82.29	5.542	417	69.74	705
Colorado	4	632,500.00	0.23	5.648	385	76.05	723
Connecticut	2	480,800.00	0.18	6.137	479	76.05	722
Illinois	19	4,348,710.83	1.60	5.295	385	77.04	707
Massachusetts	7	2,363,500.00	0.87	5.757	380	73.09	700
Minnesota	2	137,756.85	0.05	6.337	358	48.83	687
Missouri	2	199,000.00	0.07	5.773	359	74.16	698
Nevada	27	6,304,859.13	2.31	5.668	444	74.86	713
New Jersey	6	1,419,660.64	0.52	5.347	404	77.21	723
New York	8	1,596,142.08	0.59	4.816	379	68.41	698
Oregon	5	959,023.39	0.35	6.188	434	79.63	704
Rhode Island	3	548,168.00	0.20	6.369	359	66.93	705
Virginia	6	1,217,422.76	0.45	3.963	443	65.04	702
Washington	10	1,693,077.86	0.62	5.625	399	76.55	682
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	46	$12,170,525.30	4.47%	4.236%	397	68.96%	760
2.500 - 2.999	175	46,264,639.68	16.98	5.097	404	69.85	704
3.000 - 3.499	572	145,113,893.51	53.25	5.554	410	70.36	715
3.500 - 3.999	279	68,774,824.03	25.24	5.926	442	72.29	672
4.000 - 4.499	1	196,000.00	0.07	6.865	479	70.00	645
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	46	$12,170,525.30	4.47%	4.236%	397	68.96%	760
2.500 - 2.999	175	46,264,639.68	16.98	5.097	404	69.85	704
3.000 - 3.499	572	145,113,893.51	53.25	5.554	410	70.36	715
3.500 - 3.999	279	68,774,824.03	25.24	5.926	442	72.29	672
4.000 - 4.499	1	196,000.00	0.07	6.865	479	70.00	645
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	532	$136,600,946.94	50.13%	5.244%	365	71.18%	705
11.000 -11.499	491	124,655,258.81	45.74	5.764	468	70.97	704
11.500 -11.999	50	11,263,676.77	4.13	5.976	479	61.83	706
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/01/05	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705
Total	1,073	$272,519,882.52	100.00%	5.512%	417	70.70%	705

Group II Collateral – Statistical Mortgage Loans

As of the Statistical Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$449,534,669	$183,725	$1,852,500
Average Scheduled Principal Balance	$508,523
Number of Mortgage Loans	884

Weighted Average Gross Coupon	5.123%	1.000%	6.915%
Weighted Average FICO Score	711	620	816
Weighted Average Original LTV	75.67%	27.53%	95.00%

Weighted Average Original Term	434 months	360 months	480 months
Weighted Average Stated Remaining Term	433 months	357 months	480 months
Weighted Average Seasoning	1 month	0 months	5 months

Weighted Average Gross Margin	3.073%	2.075%	4.050%
Weighted Average Minimum Interest Rate	3.073%	2.075%	4.050%
Weighted Average Maximum Interest Rate	11.009%	10.950%	11.500%
Weighted Average Initial Rate Cap	N/A	N/A	N/A
Weighted Average Subsequent Rate Cap	N/A	N/A	N/A
Weighted Average Months to Roll	1 month	1 month	1 month

Maturity Date		Jun. 1, 2035	Sep. 1, 2045
Maximum Zip Code Concentration	1.44%	95123

ARM	100.00%

Negam MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: N/A months	10.72%
Prepay Penalty: 12 months	22.25%
Prepay Penalty: 24 months	0.62%
Prepay Penalty: 36 months	66.40%

First Lien	100.00%

Alternative Documentation	2.82%
Express Documentation	5.52%
Full Documentation	3.29%
Lite Documentation	88.37%

Cash Out Refinance	59.00%
Purchase	26.80%
Rate/Term Refinance	14.20%

Condominium	5.47%
PUD	19.04%
Single Family	75.49%

Investor	0.35%
Primary	99.57%
Second Home	0.08%

Top 5 States:
California	94.26%
Arizona	3.01%
New York	0.65%
New Jersey	0.55%
Nevada	0.42%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
150,000.01 - 200,000.00	1	$183,725.00	0.04%	6.415%	359	74.99%	646
350,000.01 - 400,000.00	185	70,341,099.24	15.65	5.297	431	74.65	713
400,000.01 - 450,000.00	176	75,041,865.56	16.69	5.457	432	76.91	705
450,000.01 - 500,000.00	164	78,469,306.38	17.46	5.375	436	76.89	706
500,000.01 - 550,000.00	121	63,841,017.59	14.20	5.162	434	76.54	710
550,000.01 - 600,000.00	75	43,342,686.53	9.64	5.150	436	78.47	725
600,000.01 - 650,000.00	78	49,023,461.06	10.91	4.997	439	77.76	708
650,000.01 - 700,000.00	26	17,769,160.00	3.95	4.019	438	73.52	722
700,000.01 - 750,000.00	23	16,889,785.78	3.76	4.256	401	71.35	720
750,000.01 - 800,000.00	9	7,051,171.54	1.57	4.522	399	70.82	707
800,000.01 - 850,000.00	3	2,450,000.00	0.55	4.552	440	70.00	718
850,000.01 - 900,000.00	5	4,389,500.00	0.98	4.835	431	65.91	712
900,000.01 - 950,000.00	3	2,795,000.00	0.62	4.222	440	70.96	720
950,000.01 - 1,000,000.00	4	3,950,000.00	0.88	4.790	449	68.75	681
1,000,000.01+	11	13,996,889.97	3.11	4.438	448	64.66	731
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	130	$70,228,891.00	15.62%	1.087%	423	75.71%	715
1.500 - 1.999	1	1,852,500.00	0.41	1.600	480	65.00	753
2.000 - 2.499	15	6,973,470.00	1.55	2.135	452	91.16	744
4.500 - 4.999	2	1,209,000.00	0.27	4.990	359	83.38	779
5.000 - 5.499	125	67,641,182.87	15.05	5.330	429	74.57	739
5.500 - 5.999	160	83,325,384.50	18.54	5.698	426	75.17	714
6.000 - 6.499	429	207,543,006.29	46.17	6.251	438	75.81	701
6.500 - 6.999	22	10,761,233.99	2.39	6.539	478	74.37	654
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-624	8	$3,763,180.05	0.84%	6.342%	417	76.11%	621
625-649	67	31,202,692.74	6.94	5.755	442	74.47	639
650-674	141	69,969,551.26	15.56	5.433	428	75.86	662
675-699	179	92,681,113.63	20.62	5.233	431	76.65	687
700-724	147	75,714,680.00	16.84	5.067	437	75.40	713
725-749	139	71,986,344.30	16.01	4.738	428	74.81	736
750-774	115	60,297,501.89	13.41	4.928	444	75.70	761
775-799	68	34,572,204.05	7.69	4.889	428	76.94	787
800-824	20	9,347,400.73	2.08	4.669	428	72.19	805
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Negam Limit (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	15	$7,066,983.66	1.57%	5.599%	431	42.43%	720
50.00- 54.99	13	6,589,720.36	1.47	5.086	428	51.89	741
55.00- 59.99	19	10,953,236.22	2.44	5.432	414	57.90	750
60.00- 64.99	39	20,136,753.33	4.48	5.499	426	62.81	714
65.00- 69.99	58	35,666,169.05	7.93	4.984	438	67.42	707
70.00- 74.99	112	59,894,759.85	13.32	5.067	418	72.43	702
75.00- 79.99	214	107,495,020.73	23.91	5.250	433	77.19	703
80.00	351	172,145,495.69	38.29	5.028	437	80.00	713
80.01- 84.99	4	1,614,000.00	0.36	5.193	479	83.73	684
85.00- 89.99	26	13,154,817.22	2.93	5.169	462	88.51	721
90.00- 94.99	19	8,869,879.28	1.97	5.149	454	90.00	742
95.00- 99.99	14	5,947,833.26	1.32	4.493	444	95.00	764
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	337	$170,840,867.69	38.00%	4.898%	359	74.68%	710
480	547	278,693,800.96	62.00	5.261	479	76.27	712
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	337	$170,840,867.69	38.00%	4.898%	359	74.68%	710
361+	547	278,693,800.96	62.00	5.261	479	76.27	712
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	121	$61,405,572.09	13.66%	5.461%	440	74.19%	718
20.01 -25.00	369	183,830,411.18	40.89	5.098	440	74.90	711
25.01 -30.00	320	165,857,120.59	36.90	5.057	424	76.61	708
30.01 -35.00	67	35,382,839.79	7.87	5.073	430	77.75	720
35.01 -40.00	6	2,875,000.00	0.64	3.904	457	76.48	722
55.01+	1	183,725.00	0.04	6.415	359	74.99	646
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	86	$48,210,839.36	10.72%	4.186%	435	76.12%	726
12	185	100,028,904.75	22.25	4.566	430	75.08	719
24	5	2,805,153.68	0.62	4.811	446	73.30	716
36	608	298,489,770.86	66.40	5.465	434	75.82	707
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	852	$433,131,043.45	96.35%	5.161%	433	75.63%	710
Silent Second	32	16,403,625.20	3.65	4.125	457	76.57	740
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	26	$12,662,987.38	2.82%	5.312%	410	75.88%	689
Express Documentation	55	24,835,968.43	5.52	5.714	423	69.80	726
Full Documentation	29	14,777,097.35	3.29	4.983	432	74.40	710
Lite Documentation	774	397,258,615.49	88.37	5.086	435	76.08	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	530	$265,209,362.69	59.00%	5.289%	429	73.48%	705
Purchase	228	120,493,219.41	26.80	4.751	441	80.35	732
Rate/Term Refinance	126	63,832,086.55	14.20	5.138	436	75.93	698
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	52	$24,594,359.02	5.47%	4.901%	424	79.42%	715
PUD	156	85,605,704.39	19.04	4.737	443	74.96	722
Single Family	676	339,334,605.24	75.49	5.237	432	75.58	708
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	4	$1,585,000.00	0.35%	6.118%	420	65.42%	705
Primary	879	447,579,668.65	99.57	5.120	433	75.71	711
Second Home	1	370,000.00	0.08	5.565	479	70.48	800
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	26	$13,529,459.94	3.01%	5.231%	428	75.92%	715
California	833	423,721,135.92	94.26	5.125	434	75.63	711
Connecticut	1	680,000.00	0.15	1.100	480	52.31	742
Illinois	3	1,449,000.00	0.32	6.347	479	74.93	673
Massachusetts	2	953,500.00	0.21	6.053	359	86.18	750
Minnesota	2	957,404.32	0.21	6.408	358	77.14	644
Nevada	4	1,890,808.47	0.42	4.816	416	80.00	712
New Jersey	5	2,465,460.00	0.55	5.375	413	81.19	725
New York	6	2,905,900.00	0.65	4.672	394	73.70	709
Virginia	1	590,000.00	0.13	1.000	360	79.73	720
Washington	1	392,000.00	0.09	6.165	359	80.00	738
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	85	$46,855,081.25	10.42%	4.116%	420	77.27%	753
2.500 - 2.999	222	121,586,963.82	27.05	4.676	434	74.65	714
3.000 - 3.499	416	203,441,395.17	45.26	5.298	426	75.82	715
3.500 - 3.999	160	77,251,228.41	17.18	5.970	459	75.99	674
4.000 - 4.499	1	400,000.00	0.09	6.915	479	61.54	636
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	85	$46,855,081.25	10.42%	4.116%	420	77.27%	753
2.500 - 2.999	222	121,586,963.82	27.05	4.676	434	74.65	714
3.000 - 3.499	416	203,441,395.17	45.26	5.298	426	75.82	715
3.500 - 3.999	160	77,251,228.41	17.18	5.970	459	75.99	674
4.000 - 4.499	1	400,000.00	0.09	6.915	479	61.54	636
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	375	$190,962,827.69	42.48%	4.566%	372	75.24%	712
11.000 -11.499	507	257,771,840.96	57.34	5.533	479	76.02	711
11.500 -11.999	2	800,000.00	0.18	6.390	479	62.77	694
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/01/05	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711
Total	884	$449,534,668.65	100.00%	5.123%	433	75.67%	711